Preferred Shares	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Preferred Shares
NOTE 20 - PREFERRED SHARES
On December 19, 2013, the Company completed the sale of 1,000,000 depositary shares, each representing a 1/40th ownership interest in a 6.50% Noncumulative Redeemable Convertible Perpetual Preferred Share, Series B, of the Company, with a liquidation preference of $1,000 per share (equivalent to $25.00 per depositary share). The Company sold the maximum of 1,000,000 depositary shares in the offering, resulting in gross proceeds to the Company of $25,000.
Using proceeds from the sale of the depositary shares, the Company redeemed all of its outstanding Series A Preferred Shares for an aggregate purchase price of $22,857, which redemption was completed as of February 15, 2014.
All outstanding depositary shares were redeemed or converted into common shares by December 20, 2019.